                       GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                           Rye, New York 10580 - 1434
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1997



TO OUR SHAREHOLDERS:

        In the second quarter of 1997, equities investors concluded that inflation was just a bad dream after all and that "Captain Greenspan" was bringing the economy in for another soft landing. Blue chip stocks remained in the limelight, but smaller stocks participated in the surge. The Dow Jones Industrial Average (DJIA) gained 17.1%.

        For the second quarter ended June 30, 1997, The Gabelli Global Telecommunications Fund's total return was 16.7%. The Lipper Analytical Services Global Fund Index and Salomon Brothers Global Telecommunications Index had returns of 12.2% and 15.5%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund is up 16.8% year-to-date. The Lipper Global Fund Index and Salomon Brothers Global Telecommunications Index rose 12.9% and 19.4%, respectively, over the same six month period. Since inception on November 1, 1993 through June 30, 1997, the Fund has a total return of 46.8%, which equates to an average annual return of 11.0%.

INVESTMENT PERFORMANCE (a)

----------------------------------------------------------------------------------------------------------------------------
                                                                                       Quarter
                                                                       ----------------------------------------
                                                                         1st       2nd        3rd         4th       Year
                                                                       ------     ------     ------      ------    ------
1997:       Net Asset Value .......................................... $11.29     $13.17        __         __         __
            Total Return .............................................   0.1%      16.7%        __         __         __
----------------------------------------------------------------------------------------------------------------------------
1996:       Net Asset Value .......................................... $11.72     $12.16     $11.73      $11.28    $11.28
            Total Return .............................................   5.4%       3.8%      (3.5)%       3.3%      9.0%
----------------------------------------------------------------------------------------------------------------------------
1995:       Net Asset Value ..........................................  $9.77     $10.29     $11.12      $11.12    $11.12
            Total Return .............................................   0.4%       5.3%       8.1%        1.6%     16.2%
----------------------------------------------------------------------------------------------------------------------------
1994:       Net Asset Value ..........................................  $9.68      $9.62     $10.38       $9.73     $9.73
            Total Return .............................................  (5.1)%     (0.6)%      7.9%       (5.3)%    (3.7)%
----------------------------------------------------------------------------------------------------------------------------
1993:       Net Asset Value ..........................................    __         __         __       $10.20    $10.20
            Total Return .............................................    __         __         __         3.0%(b)   3.0%(b)
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
              Average Annual Return - June 30, 1997 (a)
              -----------------------------------------
    1 Year ...................................................  16.5%
    3 Year ...................................................  14.7%
    Life of Fund(b) ..........................................  11.0%
---------------------------------------------------------------------

                       Dividend History
----------------------------------------------------------------------
Payment (ex) Date          Rate Per Share           Reinvestment Price
-----------------          --------------           ------------------
December 31, 1996               $0.840                    $11.28
December 29, 1995               $0.182                    $11.12
December 30, 1994               $0.095                    $ 9.73
December 31, 1993               $0.102                    $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

OUR APPROACH

        Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value (PMV) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of creating value for their shareholders.

GLOBAL ALLOCATION

        The chart to the right presents the Fund's holdings by geographic region as of June 30, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

UNITED STATES           45.3%
EUROPE                  19.8%
LATIN AMERICA           13.5%
ASIA/PACIFIC
 RIM                    10.4%
CANADA                   9.1%
OTHER                    1.9%

PORTFOLIO STRUCTURE

        We remain "bottom-up" focused, with roughly half the fund's investment in the U.S. Internationally, the trend continues to be the liberalization and privatization of the telecommunications sector. The result is an expanding universe of publicly-traded telecom companies poised for growth. Deutsche Telekom, the largest telecom company in Europe and the third-largest in the world, successfully completed its initial public offering in November 1996. Many other major telecom companies are expected to "go public" in the years ahead.

        Almost 20% of the Fund is invested in Europe, much of that in the U.K. Key holdings are companies with a strong global presence and attractive valuations. Included are Cable & Wireless, the U.K.'s second-largest telecom group, and Vodafone, the biggest U.K. cellular service provider with attractive wireless investments on a global basis. Telefonica de Espana is another key investment in light of its strong telecom franchise and significant discount to its underlying asset value.

        Asia/Pacific Rim represents about 10% of the Fund and Latin America approximately 13% of the portfolio. These regions are among the most rapidly growing in the world. Telecommunications forms the "information highways" necessary for strong economic development. Telebras, the Brazilian telephone company, and Telekom Malaysia, the primary provider of domestic and international telecom services in Malaysia, are examples of attractively valued, rapidly growing investments.

        Competition, consolidation and convergence are occurring globally as companies seek economies of scale. Simply put, "bigger is better." Telecommunications stocks are selling at large discounts to their estimated Private Market Values. Moreover, their stock price performances have not kept pace with the growth in values. Major forces -- strong demand, open markets, technology, consolidation -- should drive telecom stock prices toward their Private Market Values, thereby enhancing shareholder value.

COMMENTARY

CABLE TELEVISION: ONE MAN'S JUNK IS BILL GATES' TREASURE

        We have been analyzing the cable television (CATV) stocks for many years. We've experienced the thrill of victory--the pricing deregulation and rampant consolidation of the industry in the mid eighties--and over the last few years, the agony of defeat--re-regulation and the threat of competition from telcos and satellite broadcasters. Through it all, we have viewed cable TV as a good long-term investment. The business has most of the economic and financial characteristics we favor: an identifiable franchise, high operating margins, and strong cash flow. We are aware of the negatives: lousy service by new entrants, high debt, the need for a second round of substantial capital investment to technologically upgrade systems, and the prospect for increased competition. However, we remain confident that the value of all those connections to American homes will ultimately be recognized.

        Cablevision Systems Corporation (CVC - $53.50 - ASE) best illustrates the recent trials and tribulations of cable television operators and investors. A great growth company in the 1980s, Cablevision built a terrific franchise in the New York metropolitan area. They were also early to recognize the potential of cable networks and programming by investing in American Movie Classics, Bravo, eight regional sports networks, and 50% of MSG (Madison Square Garden, the NY Knicks and the NY Rangers). In the process, they leveraged the company to the hilt and were as vulnerable as anyone to potential competition from News Corporation Limited (NWS - $19.25 - NYSE) Chairman Rupert Murdoch's plan for a national satellite broadcast system--labeled by Wall Street as the "Death Star" for the CATV industry. In the last year, Cablevision stock fell from the mid $50's to a low of $25 per share.

        Then, things got interesting. Murdoch's Death Star was grounded. Recognizing cable television lines were likely to continue to be the speediest data transmission highway into the home, Microsoft Corporation's (MSFT - $126.375 - NASDAQ) Bill Gates invested $1 billion in Comcast Corporation (CMCSA
- $20.9375 - NASDAQ), instantly ratcheting up the value of every cable television link in the country. Cablevision moved quickly to further consolidate its system by swapping 33% of its stock to Tele-Communications, Inc. (TCOMA - $14.875 - NASDAQ) in return for an additional 820,000 subscribers in the New York metropolitan area. It then closed on the remaining 50% of MSG from its partner ITT Corporation (ITT - $61.0625 - NYSE). Finally, in a particularly deft move, Cablevision sold 40% of its Rainbow cable network and programming unit to News Corp's Fox unit for $850 million, bolstering both its network/programming assets through a planned national sports network with its new partners and its debt heavy balance sheet. Cablevision's stock went from deep in Wall Street's doghouse to the penthouse almost overnight. We expect a lot more from Cablevision.

        Although a much more diversified media company, Time Warner Inc. (TWX - $48.25 - NYSE) stock has been stuck in the mud due to its substantial cable television operations. Chairman Gerald Levin has been pressured by Wall Street and several large institutional and corporate shareholders to reduce the company's exposure to the business by off-loading cable systems to US West Media Group (UMG - $20.25 - NYSE) in return for its minority stake in Time Warner Entertainment. Believing Levin would be forced to throw in the towel on cable, US West Media Group held out for a higher price (more cable subscribers) than Levin was willing to part with. Perhaps US West Media has outfoxed itself. With the escalating value of its assets, Time Warner is now in the driver's seat in negotiating a deal. We believe Time Warner will eventually reduce its exposure to cable and focus more on its programming and publishing assets. When they pull the trigger on cable, they will get a much better price.

        We believe the current "Let's Make a Deal" market may run as long as the popular game show. There is tremendous liquidity in the financial system. With modest top line revenue growth, minimal pricing flexibility, and limits to further margin expansion through cost cutting and productivity gains, the ability of many companies to grow earnings from existing operations is restrained. The answer for many will be to grow via acquisitions. This will not take the form of the re-conglomeratization of American business. Instead, we will see larger companies buying smaller niche companies to complement their existing businesses. This feeds nicely into our focus on smaller niche franchises and we expect to be bidding a fond farewell to additional portfolio holdings in the years ahead. We identified the "urge to consolidate" in previous reports to you. We have announced and heralded this Third Wave of Mergers in all of our letters to you since General Electric Company (GE - $65.375 - NYSE) attempted a hostile takeover of Kemper in February 1994. A reduction in long-term capital gains rates will fan the flames of an already raging fire.

LET'S TALK STOCKS

        The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Inc. (ATI - $27.375 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. Roughly half of the company's current 8.5 million world-wide cellular customers are located in the U.S. Annual growth is estimated at 30% to 40%. AirTouch is in the process of strengthening its cellular position in the U.S. with the acquisition of US West Media Group's domestic cellular operations and its stake in PrimeCo Personal Communications in a transaction valued at $5 billion. The companies expect to close the transaction no later than early next year.

BC TELECOM Inc. (BCT - $23.46 - TSE), formerly British Columbia Telephone Company, is the second largest telecommunications services company in Canada. A subsidiary of GTE Corporation (GTE - $43.875 - NYSE) owns 52% of the company. We estimate the private market value of BCT to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves 463,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Cable & Wireless plc (CWP - $27.9375 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. CWP has finalized plans to merge its U.K. operations with Nynex CableComms Group plc and Bell Cable Media plc, bolstering its presence in the increasingly competitive U.K. communications market. The company now owns 53% of a new, publicly-traded U.K. based company, Cable & Wireless Communications plc, which owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and a majority of Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecommunications Ltd. (HKT - $23.375 - NYSE), the dominant telecom service provider in Hong Kong and 58% owned by CWP, remains the "crown jewel" of the CWP portfolio and represents approximately $20 per CWP share. Deducting CWP's interest in Hong Kong Telecom at its public market value, we are paying about three times the EBITDA of CWP's other assets. CWP is attractive based on its high rate of growth and reasonable stock market valuation.

Compania de Telecomunicaciones de Chile S.A. (CTC - $33.00 - NYSE) is a full service telecommunications provider. It serves 1.4 million access lines in a country with 13.2 million inhabitants (a penetration rate of only 11%). The company's growth will continue to be driven by an aggressive line build-out plan. Approximately 400,000 telephone lines are to be installed in 1997.

Northern Telecom Limited (NT - $91.00 - NYSE) is a leading global provider of telecommunications products and services. Northern Telecom is the largest supplier in Canada and is second to Lucent Technologies Inc. (LU - $72.0625 -
NYSE) in the U.S. The rapid increase in Internet usage is causing traffic volume to reach many carriers' capacity constraints. Capacity expansion requires the switching and broadband products that Northern Telecom produces.

Tele-Communications, Inc. (TCOMA - $14.875 - NASDAQ), the largest cable TV operator in the U.S. serving about 14 million subscribers, is guided by Dr. John C. Malone one of the most shareholder sensitive managers we have found. Regulation has historically played a major role in the valuation of cable properties. We believe that the passage of the Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint Corporation, Comcast Corporation and Cox Communications Inc., to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International, Inc. (TINTA - $15.4375 - NASDAQ). An important shift is underway as some TCI properties are being sold to strengthen its balance sheet and to demonstrate substantial progress in increasing its operating cash flow. One such sale involved 10 cable systems serving 820,000 subscribers being acquired by Cablevision Systems Corporation.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $151.75 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than six times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. Telebras is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Telefonica de Espana (TEF - $86.25 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region. Its portfolio of publicly-traded Latin American companies includes: Compania de Telecomunicaciones de Chile S.A., Telefonica de Argentina S.A. and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world. TEF jump-started this effort with its decision to form a global alliance with British Telecom/MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

Telefonos De Mexico SA (TMX- $47.75 - NYSE) is the largest provider of basic telephone services, including local and long distance service, in Mexico. The company currently serves 9.0 million access lines and provides service to over 650,000 cellular subscribers as of year-end 1996. TMX is now trading at a more reasonable valuation of approximately $2,500 per access line following the post currency crisis market correction in Mexico. The Mexican telecommunications industry has opened the long distance market to new competitors, which should increase competition and growth in the industry.

Telephone and Data Systems, Inc (TDS - $37.9375 - ASE) is a domestic provider of local telephone service to about 493,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging business. TDS is oriented to create substantial shareholder value (as opposed to focusing on near-term earnings per share). Consolidated operating cash flow rose 25% in 1996, driven mainly by internal growth in cellular telephone. Cellular telephone subscribers grew by almost 55% to over one million at year-end 1996. We expect strong growth at TDS to result in a private market value of $160 per share by 2000. The company has been active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS's investments in U.S. Cellular, American Portable Telephone and American Paging, at their current market prices, are worth $35 per TDS share.

MINIMUM INITIAL INVESTMENT - $1,000

        Effective August 12, 1996, the Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

        You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

        The strength of the market is understandable considering today's favorable economic/earnings/interest rate backdrop and the enormous amount of money being poured into equities mutual funds. Although high by historical standards, current equities valuations may be justified as long as these "best of all possible worlds" market conditions can be sustained. If something happens to disrupt this comfortable scenario--our best guess is it may come in the form of more widespread earnings disappointments as the slowing economy begins to impact corporate profitability--the market could run into some trouble.

        We are encouraged by the broadening of this bull market and some evidence that investors are once again focusing on fundamental value instead of just momentum. Stock pickers across the land rejoice! Ongoing merger and acquisition activity should continue to provide a tailwind for our portfolio.

        The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the business day for further information.

        As always, we thank you for your confidence in our investment abilities and will work hard to preserve and enhance the assets you have entrusted to us.



                                  Sincerely,



      /s/ MARIO J. GABELLI                     /s/ MARC J. GABELLI

      MARIO J. GABELLI, CFA                    MARC J. GABELLI
      Portfolio Manager and                    Associate Portfolio Manager
      Chief Investment Officer


                                               /s/ IVAN ARTEAGA

                                               IVAN ARTEAGA, CPA
                                               Associate Portfolio Manager


August 1, 1997

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                                             VALUE
------------                                      ------------
              COMMON STOCKS -- 95.67%
              ALTERNATIVE TELECOMMUNICATION SERVICE
                PROVIDERS -- 2.67%
       7,000  American Communications Services
                Inc.+............................ $     50,750
         500  Bouygues Group.....................       41,121
      10,000  Brooks Fiber Properties Inc.+......      337,500
       4,000  Esprit Telecom Group plc+..........       32,000
      20,000  GST Telecommunications Inc.+.......      202,500
      20,000  ICG Communications Inc.+...........      385,000
       2,000  Intermedia Communications Inc.+....       64,750
       2,500  Mannesmann AG......................    1,116,046
       5,000  McLeodUSA Inc., Cl. A..............      168,750
         400  Teleport Communications Group Inc.,
                Cl. A............................       13,650
      15,000  WorldCom Inc. .....................      480,000
                                                  ------------
                                                     2,892,067
                                                  ------------
              BROADCASTING -- 0.22%
         400  Pathe SA...........................       79,333
      18,000  Price Communications
                Corporation+.....................      157,500
                                                  ------------
                                                       236,833
                                                  ------------
              CABLE -- 10.54%
      50,000  Adelphia Communications
                Corporation, Cl. A.+.............      356,250
      32,000  Cablevision Systems Corporation,
                Cl. A+...........................    1,728,000
      70,000  Century Communications Corporation,
                Cl. A+...........................      376,250
      95,000  Comcast Corporation, Cl. A.........    1,989,063
      42,000  Comcast U.K. Cable Partners
                Ltd.+............................      504,000
      10,000  General Cable plc ADR+.............      135,000
      40,000  NTL Inc.+..........................      995,000
      20,000  Rogers Communications, Inc., Cl.
                B+...............................      123,750
      70,000  Tele-Communications, Inc., Cl.
                A+...............................    1,041,250
      60,375  Tele-Communications, Inc./Liberty
                Media Group, Cl. A+..............    1,433,906
      32,000  Tele-Communications International,
                Inc., Cl. A+.....................      494,000
       6,000  Telewest Communications plc ADR+...       93,750
      90,000  United International Holdings,
                Inc., Cl. A+.....................      933,750
      60,000  US WEST Media Group+...............    1,215,000
                                                  ------------
                                                    11,418,969
                                                  ------------
              COMMUNICATIONS EQUIPMENT -- 3.67%
      60,000  Champion Technology Holdings ADR...       38,700
       4,400  Ericsson (L.M.) Telephone Company
                ADR..............................      173,250
      10,000  General Instrument Corporation+....      250,000
       9,000  Lucent Technologies Inc. ..........      648,563
       2,500  Motorola, Inc. ....................      190,000
      25,000  Northern Telecom Limited...........    2,275,000
      10,000  Scientific - Atlanta, Inc. ........      218,750
         500  Siemens AG ADR.....................       29,712
     100,000  Time Engineering Berhad............      151,287
                                                  ------------
                                                     3,975,262
                                                  ------------
              ENERGY -- 0.16%
       3,000  Veba AG............................      169,341
                                                  ------------
              ENTERTAINMENT -- 1.43%
      23,462  Ascent Entertainment Group Inc.+...      214,094
       6,000  Metromedia International Group
                Inc.+............................       76,125
      20,000  Time Warner Inc. ..................      965,000
      10,000  Viacom Inc., Cl. A+................      296,875
                                                  ------------
                                                     1,552,094
                                                  ------------
              LONG DISTANCE TELEPHONE COMPANIES -- 5.14%
      25,000  AT&T Corp..........................      876,563
      25,000  Call-Net Enterprises Inc.+.........      420,891
      25,000  Cam-Net Communications Network
                Inc.+............................        2,500
         165  DDI Corp...........................    1,217,691
       5,000  Fonorola Inc.+.....................       84,178
     100,000  General Communication, Inc., Cl.
                A+...............................      800,000
       6,500  Kokusai Denshin....................      449,860
       5,000  LCI International, Inc.+...........      109,375
       6,000  MCI Communications Corporation.....      229,688
      66,000  P.D.L. Holdings Limited............      330,000
      20,000  Sprint Corporation.................    1,052,500
                                                  ------------
                                                     5,573,246
                                                  ------------
              PUBLISHING -- 0.58%
      10,000  Media General, Inc., Cl. A.........      400,000
      10,000  News Corporation Limited ADR.......      192,500
     100,000  Seat SpA+..........................       32,292
                                                  ------------
                                                       624,792
                                                  ------------
              REGIONAL/LOCAL TELEPHONE SERVICES -- 12.08%
      44,000  Aliant Communications Inc. ........      858,000
      20,000  ALLTEL Corporation.................      668,750
      24,000  Ameritech Corporation..............    1,630,499
      38,000  Atlantic Tele-Network, Inc.+.......      420,356
       3,000  Bell Atlantic Corporation..........      227,625
      27,000  BellSouth Corporation..............    1,252,125
       9,000  Bruncor Inc. ......................      194,859
       2,000  Cincinnati Bell Inc. ..............       63,000
      80,000  C-TEC Corporation, Cl. B+..........    2,062,499
      10,000  First Pacific Company Ltd.
                Sponsored ADR....................       63,893
      35,000  Frontier Corporation...............      697,813
      35,000  GTE Corporation....................    1,535,624
      15,000  Island Telephone Company Limited...      312,274
      19,000  Maritime Telegraph and Telephone
                Company Limited..................      367,343
      12,000  NewTel Enterprises Limited.........      236,785
       3,000  NYNEX Corporation..................      172,875
       3,000  Peoples Telephone Company, Inc.+...       10,313
      10,000  Quebec-Telephone+..................      179,580
       9,000  SBC Communications Inc. ...........      556,875
      33,000  Southern New England
                Telecommunications Corporation...    1,282,875

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
      SHARES                                              VALUE
------------                                       ------------
              COMMON STOCKS (CONTINUED)
              REGIONAL/LOCAL TELEPHONE SERVICES (CONTINUED)
      10,000  Telus Corporation.................. $    183,563
       3,000  US WEST Communications Group.......      113,063
                                                  ------------
                                                    13,090,589
                                                  ------------
              SATELLITE -- 0.71%
       1,000  British Sky Broadcasting Group
                ADR..............................       44,688
       8,000  Echostar Communications Corp., Cl.
                A+...............................      125,000
       6,000  General Motors Corporation, Class
                H................................      346,500
      30,000  TCI Satellite Entertainment Inc.,
                Cl. A+...........................      236,250
       2,000  U.S. Satellite Broadcasting Co.+...       16,500
                                                  ------------
                                                       768,938
                                                  ------------
              TELECOMMUNICATIONS (OTHER) -- 0.25%
       2,500  Great Nordic Stores................      265,517
                                                  ------------
              TELEPHONE NETWORKS -- 37.87%
     110,000  BC TELECOM Inc. ...................    2,580,739
      80,000  BCE Inc. ..........................    2,240,000
       3,000  BHI Corporation....................       66,000
       2,000  British Telecommunictions plc
                ADR..............................      148,500
     155,800  Cable & Wireless plc ADR...........    4,314,638
      68,000  Compania de Telecomunicaciones de
                Chile S.A. ADR...................    2,244,000
      30,000  CP Pokphand Sponsored ADR..........      232,338
     500,000  CPT Telefonica del Peru, Cl. B.....    1,315,094
       1,000  CPT Telefonica del Peru, Cl. B
                ADR..............................       26,188
       9,000  Deutsche Telekom AG................      217,125
      50,000  Europolitan Holdings AB+...........    1,097,514
       3,430  Hellenic Telecommunications
                Organization S.A.(OTE)(a)........       80,546
      15,000  Hong Kong Telecommunications Ltd.
                ADR..............................      350,625
       2,000  Hungarian Telephone & Cable
                Corp.+...........................       17,500
          40  Japan Telecom Company, Ltd.+.......      767,587
      16,000  Koninklijke PTT Nederland NV ADR...      634,000
       8,000  MIDCOM Communications Inc.+........       42,500
         187  Nippon Telegraph & Telephone
                Corp.+...........................    1,603,247
      10,000  Nippon Telegraph & Telephone Corp.
                ADR..............................      487,500
         800  Pakistan Telecommunications
                GDR+(a)..........................       60,400
      26,900  Philippine Long Distance Telephone
                Company..........................    1,728,325
      12,000  Portugal Telecom S.A. ADR..........      481,500
       8,000  PT Telekomunikasi Indonesia........      260,000
      20,000  Singapore Telecommunications
                Ltd. ............................       36,923
      28,000  STET - Societa Finanziaria
                Telefonica SpA ADR...............    1,634,500
       8,000  Tele Danmark A/S ADR...............      209,000
      18,000  Telecom Argentina Stet -- France
                Telecom S.A. ADR.................      945,000
     301,086  Telecom Asia+......................      561,864
      32,000  Telecom Corporation of New Zealand
                Ltd. ADR.........................    1,304,000
     447,860  Telecom Italia SpA.................    1,243,842
   4,000,000  Telecommunications of Jamaica.......     384,000
      29,000  Telecomunicacoes Brasileiras SA
                (Telebras) Sponsored ADR..........   4,400,749
     938,570  Telecomunicacoes de Sao Paulo SA
                (Telesp)..........................     276,255
      45,000  Telefonica de Argentina S.A. ADR....   1,558,125
      47,000  Telefonica de Espana ADR............   4,053,750
      48,000  Telefonos De Mexico SA, Cl. L ADR...   2,292,000
     240,000  Telekom Malaysia Berhad.............   1,121,584
       8,075  Thai Telephone & Telecom GDR+(a)....      10,565
                                                   -----------
                                                    41,028,023
                                                   -----------
              WIRELESS COMMUNICATIONS -- 20.35%
       5,001  360(o) Communications Company+......      85,636
      40,000  ABC Communications Holdings Ltd. ...       9,294
     115,000  Aerial Communications Inc.+.........     977,500
      95,000  AirTouch Communications Inc. .......   2,600,625
       2,000  American Mobile Satellite
                Corporation.......................      20,500
      65,000  American Paging Inc.+...............      97,500
         100  Asia Satellite Telecommunications
                Holdings Ltd. ....................       3,013
      14,200  Associated Group, Inc. Cl. A+.......     568,000
      15,000  Associated Group, Inc., Cl. B+......     620,000
      14,000  BCE Mobile Communications Inc.......     434,902
      20,000  Cellular Communications
                International, Inc.+..............     670,000
     101,000  Centennial Cellular Corp., Cl. A+...   1,603,375
      30,000  Century Telephone Enterprises,
                Inc. .............................   1,010,625
       2,000  CommNet Cellular Inc.+..............      69,500
      48,000  COMSAT Corporation..................   1,143,000
       1,000  CoreComm Inc.+......................      17,250
       8,000  Globalstar Telecommunications+......     245,000
      42,000  Grupo Iusacell SA ADR, Ser. D+......     619,500
      26,000  Himachal Futuristic(a)..............      39,198
      29,000  Iridium World Communications
                Ltd.+.............................     525,625
      24,000  Jasmine International(a)............      23,367
      15,000  Loral Space & Communications
                Ltd.+.............................     225,000
       5,300  Matrix Telecommunications Ltd.+.....       5,595
       1,500  Metrocall, Inc.+....................       6,750
       8,000  Mobile Telecommunications
                Technologies Corp.................     114,500
      11,000  NEXTEL Communications, Inc., CI.
                A+................................     208,313
       6,000  Omnipoint Corporation+..............      83,125
      10,000  Palmer Wireless Inc.+...............     168,750
       8,000  Pittencrieff Communications,
                Inc.+.............................      44,000
      30,000  PriCellular Corporation+............     275,625
       2,000  PT Indonesia Satellite ADR..........      59,875
      40,000  Rogers Cantel Mobile Communications,
                Inc., CI. B+......................     757,500
       1,000  Rural Cellular Corp., CI. A+........      10,313
      70,000  Securicor Group plc.................     331,968
     125,000  Technology Resources Industries.....     214,851
     747,860  Telecom Italia Mobile SpA...........   2,306,862
       4,000  Teleglobe Inc.......................     159,305

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                                        MARKET
      SHARES                                             VALUE
------------                                      ------------
              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
      90,000  Telephone & Data Systems, Inc...... $  3,419,999
       2,000  Thyssen AG.........................      480,802
      20,000  Total Access Communications plc....       92,797
       3,000  United States Cellular
                Corporation+.....................       88,875
       1,500  Vanguard Cellular Systems, Inc.,
                CI. A+...........................       20,438
       1,000  Vimpel Communications+.............       38,000
      32,000  Vodafone Group plc ADR.............    1,550,000
                                                  ------------
                                                    22,046,653
                                                  ------------
              TOTAL COMMON STOCKS................  103,642,324
                                                  ------------
              CONVERTIBLE PREFERRED STOCKS -- 2.29%
              CABLE -- 1.29%
      19,000  Tele-Communications, Inc. Cv. Pfd.,
                Ser. E...........................    1,396,500
                                                  ------------
              LONG DISTANCE TELEPHONE COMPANIES -- 0.13%
       4,000  Sprint Corporation 8.25% Cv.
                Pfd..............................      144,500
                                                  ------------
              TELEPHONE NETWORKS -- 0.54%
      10,000  Philippine Long Distance Telephone
                Company 7.00% Cv. Pfd., Ser.
                III..............................      580,000
                                                  ------------
              WIRELESS COMMUNICATIONS -- 0.33%
       3,000  AirTouch Communications Inc. 4.25%
                Cv. Pfd., Cl. C..................      144,000
       5,000  AirTouch Communications Inc. 6.00%
                Cv. Pfd., Cl. B..................      142,500
       3,000  Mobile Telecommunication
                Technologies Corp.+(a)...........       75,375
                                                  ------------
                                                       361,875
                                                  ------------
              TOTAL CONVERTIBLE PREFERRED
                STOCKS...........................    2,482,875
                                                  ------------
              PREFERRED STOCKS -- 0.62%
              COMMUNICATIONS EQUIPMENT -- 0.14%
       2,000  Nokia Corp. ADR, CI. A.............      147,500
                                                  ------------
              TELEPHONE NETWORKS -- 0.48%
   3,355,677  Telecomunicacoes de Rio de Janeiro
                SA (Telerj) Pfd..................      514,101
      40,900  Telecomunicacoes de Sao Paulo SA
                (Telesp) Pfd.....................       13,557
                                                  ------------
                                                       527,658
                                                  ------------
              TOTAL PREFERRED STOCKS.............      675,158
                                                  ------------
              WARRANTS -- 0.00%
       3,430  Hellenic Telecommunications
                Organization S.A. (OTE)
                Rights+(a).......................          421
                                                  ------------
              TOTAL WARRANTS.....................          421
                                                  ------------

  PRINCIPAL                                          MARKET
   AMOUNT                                            VALUE
-------------                                     ------------
                CONVERTIBLE CORPORATE BONDS -- 1.11%
                TELEPHONE NETWORKS -- 0.84%
   $1,000,000   Telekom Malaysia Berhad Sub. Deb.
                  Cv. 4.00%, 10/03/04(a)......... $    913,750
                                                  ------------
                WIRELESS COMMUNICATIONS -- 0.27%
      250,000   Technology Resources Industries
                  Sub. Deb. Cv. 2.75%,
                  11/28/04(a)....................      293,750
                                                  ------------
                TOTAL CONVERTIBLE CORPORATE
                  BONDS..........................    1,207,500
                                                  ------------
                U.S. GOVERNMENT OBLIGATIONS -- 0.55%
      600,000   U.S. Treasury Bills, 4.85% due
                  08/14/97.......................      596,443
                                                  ------------
                TOTAL U.S. GOVERNMENT
                  OBLIGATIONS....................      596,443
                                                  ------------
                TOTAL INVESTMENTS -- 100.24%
                  (COST--$82,609,261)............  108,604,721
                LIABILITIES IN EXCESS OF OTHER
                  ASSETS -- (0.24)%..............     (261,184)
                                                  ------------
                NET ASSETS -- 100.00%
                (8,223,678 shares outstanding)... $108,343,537
                                                   ===========
                NET ASSET VALUE AND REDEMPTION
                  PRICE PER SHARE................       $13.17
                                                         =====

---------------

 (a)   -- Security exempt from registration under Rule 144A of
          the Securities Act of 1933. These securities may be
          resold in transactions exempt from registration,
          normally to qualified institutional buyers. At June
          30, 1997, Rule 144A securities amounted to
          $1,497,372 or 1.38% of net assets.
   +   -- Non-income producing security
 ADR   -- American Depositary Receipt
 GDR   -- Global Depositary Receipt

      For Federal income tax purposes:

       Aggregate cost.........................  $ 82,609,261
                                                 ===========
       Gross unrealized appreciation..........  $ 30,300,693
       Gross unrealized depreciation..........    (4,305,233)
                                                ------------
       Net unrealized appreciation............  $ 25,995,460
                                                 ===========

    The accompanying notes are an integral part of the financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------------

ASSETS:
 Investments in securities, at value (Cost
   $82,609,261)................................    $108,604,721
 Cash..........................................         310,174
 Receivable for investments sold...............         156,366
 Receivable for Fund shares sold...............          58,044
 Dividends and interest receivable.............         380,320
 Deferred organizational expenses..............          29,411
                                                    -----------
   TOTAL ASSETS................................     109,539,036
                                                    -----------
LIABILITIES:
 Payable to Advisor............................          88,578
 Payable to Custodian..........................           4,800
 Payable for distribution fees.................          22,146
 Payable for investments purchased.............          91,024
 Payable for Fund shares redeemed..............         792,458
 Other accrued expenses........................         196,493
                                                    -----------
   TOTAL LIABILITIES...........................       1,195,499
                                                    -----------
NET ASSETS (applicable to 8,223,678 shares
 outstanding)..................................    $108,343,537
                                                    ===========
   NET ASSET VALUE AND REDEMPTION PRICE PER
     SHARE.....................................    $      13.17
                                                    ===========
NET ASSETS CONSIST OF:
 Capital Stock, at par value...................    $      8,224
 Additional paid-in capital....................      77,073,001
 Accumulated net investment income.............         173,862
 Accumulated undistributed net realized gains
   on investments and foreign currency
   transactions................................       5,093,604
 Net unrealized appreciation on investments and
   assets and liabilities denominated in
   foreign currency............................      25,994,846
                                                    -----------
   NET ASSETS..................................    $108,343,537
                                                    ===========

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
----------------------------------------------------------

INVESTMENT INCOME:
 Dividends (net of foreign taxes of $108,924)...    $ 1,053,832
 Interest.......................................         68,789
                                                    -----------
   Total Investment Income......................      1,122,621
                                                    -----------
EXPENSES:
 Investment advisory fee........................        514,499
 Transfer and shareholder servicing agent.......        173,402
 Distribution expenses..........................        128,617
 Printing and mailing...........................         25,662
 Custodian fees and expenses....................         22,132
 Legal and audit fees...........................         21,154
 Interest expenses..............................         21,132
 Registration fees..............................         14,184
 Amortization of organization expenses..........          7,750
 Directors' fees and expenses...................          2,917
 Miscellaneous..................................          3,675
                                                    -----------
   Total expenses...............................        935,124
                                                    -----------
NET INVESTMENT INCOME...........................        187,497
                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain on investments and foreign
   currency transactions........................      5,567,091
 Net change in unrealized appreciation..........     10,391,378
                                                    -----------
   Net gain on investments......................     15,958,469
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.....................................    $16,145,966
                                                    ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          SIX MONTHS ENDED
                                                                                           JUNE 30, 1997           YEAR ENDED
                                                                                            (UNAUDITED)         DECEMBER 31, 1996
                                                                                          ----------------      -----------------
INCREASE IN NET ASSETS:
   Net investment income...............................................................     $    187,497          $     411,485
   Net realized and unrealized gain on investments and foreign currency transactions...        5,567,091              7,081,146
   Net change in unrealized appreciation...............................................       10,391,378              2,695,936
                                                                                            ------------           ------------
     Net increase in net assets resulting from operations..............................       16,145,966             10,188,567
                                                                                            ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................................................               --               (413,426)
   Net realized gains..................................................................               --             (7,136,096)
                                                                                            ------------           ------------
                                                                                                      --             (7,549,522)
                                                                                            ------------           ------------
   Share transactions -- net...........................................................      (16,346,088)           (16,940,085)
                                                                                            ------------           ------------
       Net decrease in net assets......................................................         (200,122)           (14,301,040)
NET ASSETS:
   Beginning of period.................................................................      108,543,659            122,844,699
                                                                                            ------------           ------------
   End of period.......................................................................     $108,343,537          $ 108,543,659
                                                                                            ============           ============

    The accompanying notes are an integral part of the financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The primary investment objective of The Gabelli Global Telecommunications Fund (the "Fund") is capital appreciation. The Fund is a series of Gabelli Global Series Funds, Inc. (the "Corporation"), incorporated in Maryland on July 16, 1993. The Fund is a no-load, open-end, non-diversified management investment company and one of five separately managed portfolios of the Corporation. The Fund commenced investment operations on November 1, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Advisor. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

At June 30, 1997, the Fund had the following forward foreign currency contracts open:

                                             SETTLEMENT                          UNREALIZED
 AMOUNT           FOREIGN CURRENCY              DATE             VALUE           GAIN/(LOSS)
--------        ---------------------        ----------         --------         -----------
 535,131        Bought French Francs          07/01/97          $ 91,024            $(202)
  32,395        Sell Peruvian Sols            07/01/97            12,225                5
                                                                --------         --------
                                                                $103,249            $(197)
                                                                ========         ========

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date, with realized gain or loss on investments determined using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Advisor which provides that the Fund will pay the Advisor a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Advisor provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Advisor is obligated to reimburse the Fund in the event the Fund's expenses exceed the most restrictive expense ratio limitation imposed by any state, currently believed to be 2.5% of the first $30 million of the Fund's average daily net assets (excluding taxes, interest, distribution expenses and extraordinary items). No such reimbursement was required during the six months ended June 30, 1997.

3. ORGANIZATION EXPENSES. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months. The Advisor has agreed that in the event that any of the initial 10,000 shares it acquired on September 30, 1993 are redeemed during the period of amortization of the Fund's organization expenses, the redemption proceeds will be reduced by any such unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

4. DISTRIBUTION PLAN. The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to this Plan, the Fund reimburses the Distributor, Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Advisor, for expenses incurred by the Distributor in connection with the distribution and activities primarily intended to result in the sale of shares of the Fund. The distribution expenses are reimbursed at an annual rate up to 0.25 percent of the value of the Fund's average daily net assets which accrue daily and are paid monthly. For the six months ended June 30, 1997, the Fund incurred distribution costs of $128,617, or 0.25% of average net assets. The Board of Directors approved that distribution costs incurred by Gabelli & Company totaling $311,749, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1997, other than U.S. government obligations and short-term securities, aggregated $6,465,049 and $22,629,759, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 1997, the Fund paid brokerage commissions of $4,028 to Gabelli & Company and its affiliates.

7. BANK LOAN. The Fund has access to an unsecured line of credit from the Custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There was no outstanding loan as of June 30, 1997.

The average daily amount of borrowings outstanding during the six months ended June 30, 1997 was $420,750, with a related weighted average interest rate of 6.29%. The maximum amount borrowed at any time during the six months ended June 30, 1997 was $490,000.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of common stock were as follows:

                                                                        Six Months Ended                     Year Ended
                                                                          June 30, 1997                   December 31, 1996
                                                                  -----------------------------     -----------------------------
                                                                    Shares           Amount           Shares           Amount
                                                                  -----------     -------------     -----------     -------------
Shares sold....................................................     1,505,433     $  17,600,570       2,412,958     $  28,511,972
Shares issued upon reinvestment of dividends...................            --                --         646,152         7,288,589
Shares redeemed................................................    (2,905,553)      (33,946,658)     (4,482,256)      (52,740,646)
                                                                   ----------      ------------      ----------      ------------
Net decrease...................................................    (1,400,120)    $ (16,346,088)     (1,423,146)    $ (16,940,085)
                                                                   ==========      ============      ==========      ============

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                                       Six Months                                              November 1, 1993
                                                     Ended June 30,          Year Ended December 31,           (Commencement of
                                                          1997          ----------------------------------    Operations) through
                                                      (Unaudited)         1996         1995         1994       December 31, 1993
                                                     --------------     --------     --------     --------    -------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period..............      $  11.28        $  11.12     $   9.73     $  10.20          $ 10.00
                                                        --------        --------     --------      -------          -------
Net investment income.............................          0.02            0.05         0.06         0.07             0.01
Net realized and unrealized gain/(loss) on
  investments.....................................          1.87            0.95         1.51        (0.44)            0.29
                                                        --------        --------     --------      -------          -------
Total from investment operations..................          1.89            1.00         1.57        (0.37)            0.30
                                                        --------        --------     --------      -------          -------
DISTRIBUTIONS:
Dividends from net investment income..............            --           (0.05)       (0.06)       (0.07)           (0.01)
Dividends from net realized gain on investments...            --           (0.79)       (0.12)       (0.03)           (0.09)
                                                        --------        --------     --------      -------          -------
Total distributions...............................            --           (0.84)       (0.18)       (0.10)           (0.10)
                                                        --------        --------     --------      -------          -------
NET ASSET VALUE, END OF PERIOD....................      $  13.17        $  11.28     $  11.12     $   9.73          $ 10.20
                                                        ========        ========     ========      =======          =======
Total Return(a)...................................         16.8%            9.0%        16.2%       (3.7)%             3.0%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........      $108,344        $108,544     $122,845     $137,731          $45,290
Ratio of operating expenses to average net
  assets..........................................         1.82%(b)        1.72%        1.75%        1.80%            2.54%(b)
Ratio of net investment income to average net
  assets..........................................         0.36%(b)        0.34%        0.53%        0.74%            1.28%(b)
Portfolio turnover rate...........................            6%              7%          24%          14%               0%
Average commission rate(c)........................      $ 0.0257        $ 0.0365           --           --               --

---------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of distributions. Total return for the period of less than one year is not annualized.
(b) Annualized.
(c) For fiscal years beginning on or after September 1, 1995, the SEC requires the Fund to disclose its average commission rate paid per share of security.

                               TOP TEN HOLDINGS
                                JUNE 30, 1997
                                -------------

Telecomunicacoes Brasileiras SA (Telebras)     BC TELECOM Inc.
Telefonica de Espana                           Tele-Communications, Inc.
Telephone & Data Systems, Inc.                 Telefonos De Mexico SA
Cable & Wireless plc                           Northern Telecom Limited
AirTouch Communications Inc.                   Compania de Telecomunicaciones
                                                  de Chile S.A.



NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                       Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS

Mario J. Gabelli, CFA            Karl Otto Pohl
Chairman and Chief               Former President
Investment Officer               Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana              Werner J. Roeder, MD
Former Senior Vice President     Director of Surgery
Dollar Dry Dock Savings Bank     Lawrence Hospital

Anthony J. Colavita              Anthonie C. van Ekris
Attorney-at-Law                  Managing Director
Anthony J. Colavita, P.C.        BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                          OFFICERS

Mario J. Gabelli, CFA            Marc J. Gabelli
President                        Associate Portfolio Manager

Bruce N. Alpert                  Ivan Arteaga, CPA
Vice President and Treasurer     Associate Portfolio Manager

James E. McKee
Secretary

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
         Skadden, Arps, Slate, Meagher & Flom L.L.P.


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

                                                                        [PHOTO]


THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1997